EXHIBIT 10.86

A form of the attached warrant was issued to the following entities in the following amounts (all dated as of June 5, 2003):

Security No.	Issued to:	Number of Shares:
CSW-1	Crosslink Ventures IV, L.P.	184,000

CSW-2	Crosslink Omega Ventures IV GmbH & Co. KG	8,050

CSW-3	Offshore Crosslink Omega Ventures IV	65,200

CSW-4	Omega Bayview IV, L.L.C.	13,900

CSW-5	Crosslink Crossover Fund III, L.P.	171,000

CSW-6	Offshore Crosslink Crossover Fund III	32,750

CSW-7	Gary Hromadko	25,000

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE “PURCHASE AGREEMENT”), BY AND AMONG THE PARENT, THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING DATE, EXCEPT AS PERMITTED UNDER THE PURCHASE AGREEMENT. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.

EQUINIX, INC.

COMMON STOCK WARRANT

June 5, 2003

Warrant No.	CSW-1
Date of Initial Issuance:	June 5, 2003
Number of Shares:	184,000
Initial Warrant Price:	$0.01
Expiration Date:	June 5, 2008

THIS CERTIFIES THAT for value received, Crosslink Ventures IV, L.P. or its registered assigns (hereinafter called “Warrant Holder”), is entitled to purchase from Parent, at any time during the Term of this Warrant (as defined below), one hundred eighty four thousand (184,000) shares of Common Stock, par value $0.001 per share, of Parent (“Common Stock”), at the Warrant Price (as defined below), payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained. This Warrant may be exercised in whole or in part.

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. For all purposes of this Warrant, the following terms shall have the meanings indicated:

“Term of this Warrant” shall mean the period beginning on the date of initial issuance hereof and ending on the Expiration Date, as set forth above.

“Warrant Price” shall mean $0.01 per share, subject to adjustment in accordance with Section 4.

“Warrants” shall mean this Common Stock Warrant and any other Common Stock Warrant or Common Stock Warrants issued in connection with the Purchase Agreement to the original holder of this Common Stock Warrant or issued to any transferees of such original holder or subsequent holder.

“Warrant Shares” shall mean shares of Common Stock, subject to adjustment or change as herein provided, purchased or purchasable by Warrant Holder upon the exercise hereof.

Section 2. Exercise of Warrant.

2.1 Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional Warrant Share), Warrant Holder shall deliver to Parent at its office referred to in Section 8 at any time (the “Exercise Date”) and from time to time during the Term of this Warrant: (a) the Notice of Exercise in the form of Exhibit A attached hereto, (b) cash, certified or official bank check payable to the order of Parent, wire transfer of funds to Parent’s account, or cancellation of any indebtedness of Parent to Warrant Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (c) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Value is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Warrant Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of Parent referred to in Section 8, together with the Notice of Exercise, in which event Parent shall issue to Warrant Holder that number of whole Warrant Shares computed using the following formula:

CS = WCS x (CMV-WP)

CMV

Where

CS	equals the number of shares of Common Stock to be issued to Warrant Holder

WCS	equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, under the portion of the Warrant being exercised (at the date of such calculation)

CMV	equals the Current Market Value (at the date of such calculation)

WP	equals the Warrant Price (as adjusted to the date of such calculation)

This Warrant shall be exercised by the Warrant Holder by the surrender of this Warrant to Parent at any time during usual business hours at Parent’s principal place of business, accompanied by the Notice of Exercise, substantially in the form of Exhibit A attached hereto, specifying that the Warrant Holder elects to exercise all or a portion of this Warrant and the name or names (with address) in which a certificate or certificates for Warrant Shares are to be issued and (if so required by Parent) by a written instrument or instruments of transfer in form reasonably satisfactory to Parent duly executed by the Warrant Holder or its duly authorized attorney. Upon exercise of this Warrant, Parent shall deliver to Warrant Holder the certificate or certificates for the Warrant Shares so purchased within the number of days specified in Rule 15c6-1 under the Exchange Act applicable to open market transactions, provided that immediately prior to the close of business on the Exercise Date, the exercising Warrant Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon exercise of this Warrant, notwithstanding that the share register of Parent shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person. Immediately prior to the close of business on the Exercise Date, all rights with respect to this Warrant so exercised, including the rights, if any, to receive notices, will terminate (in the case of a partial exercise, to the extent of the portion of this Warrant so exercised), except only the rights of the Warrant Holder to (i) receive certificates for the number of Warrant Shares into which this Warrant has been exercised, and (ii) exercise the rights to which the Warrant Holder is entitled as a holder of Warrant Shares.

2.2 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legends (and any additional legend required by (a) any applicable state securities laws and (b) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE “PURCHASE AGREEMENT”), BY AND AMONG EQUINIX, INC., A DELAWARE CORPORATION (“PARENT”), THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING DATE. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for Warrant Holder thereof (which counsel shall be reasonably satisfactory to Parent) the securities represented thereby are not, at such time, required by law to bear such legend. The second legend set forth above, and the second legend set forth on the face of this Warrant, shall be removed at the request of the Warrant Holder following the lapse of such restriction.

Section 3. Covenants as to Common Stock. Parent covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully-paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof and not issued in violation of any preemptive rights. Parent further covenants and agrees that it shall pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. Parent further covenants and agrees that Parent shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. Parent further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then Parent shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon conversion of this Warrant is listed on any national securities exchange, Parent shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion of this Warrant.

Section 4. Adjustment of Warrant Price and Number and Kind of Warrant Shares. The Warrant Price and number and kind of Warrant Shares shall be subject to adjustment from time to time as set forth in this Section 4. Upon each adjustment of the Warrant Price as provided herein, Warrant Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

(a) Adjustment for Change in Capital Stock:

(i) If, after the date hereof, Parent

(A) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Common Stock or Warrants, rights or options exercisable for its Common Stock, other than a dividend or distribution of the type described in Section 4(h);

(B) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its capital stock, other than Common Stock or rights, warrants or options exercisable for its Common Stock and other than a dividend or distribution of the type of described in Section 4(h); or

(C) subdivides any of its outstanding shares of Common Stock into a greater number of shares; or

(D) combines any of its outstanding shares of Common Stock into a smaller number of shares; or

(E) issues by reclassification of any of its Common Stock any shares of any of its capital stock;

then the Warrant Price in effect immediately prior to such action shall be adjusted so that the Warrant Holder may receive the number of shares of capital stock of Parent which such Warrant Holder would have owned immediately following such action if such Warrant Holder had exercised this Warrant (and had converted any Conversion Preferred Stock issuable upon such exercise) immediately prior to such action or immediately prior to the record date applicable thereto, if any.

(ii) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date or effective date had not been so fixed.

(iii) If, after an adjustment, a Warrant Holder upon exercise of this Warrant may receive shares of two or more classes of capital stock of Parent, the Warrant Price shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of capital stock as is contemplated by this Section 4(a) with respect to the Common Stock, on terms comparable to those applicable to the Common Stock in this Section 4.

(b) Adjustment for Sale of Common Stock Below Current Market Value:

(i) If, after the date hereof, Parent makes a Dilutive Issuance other than an Excluded Conversion Adjustment, the Warrant Price shall be adjusted in accordance with the formula:

WP’ = WP(CS+(AC/WP))

CS+AS

WP’=	The adjusted Warrant Price;
WP=	The Warrant Price prior to the Dilutive Issuance;
AC=	Aggregate consideration paid for the securities issued in the Dilutive Issuance;
CS=	Common Stock Outstanding prior to the Dilutive Issuance; and
AS=	Number of shares of securities (on as-converted basis) issued in the Dilutive Issuance (“Additional Stock”).

(ii) The adjustment shall become effective immediately after the Dilutive Issuance.

(iii) In the case of a Dilutive Issuance for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Parent for any underwriting or otherwise in connection with the issuance and sale thereof.

(iv) In the case of a Dilutive Issuance for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

(v) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for purposes of determining the number of shares of Additional Stock issued and the consideration paid therefor:

(A) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 4(b)(ii) and 4(b)(iii)), if any, received by Parent upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(B) The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by Parent for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by Parent (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 4(b)(ii) and 4(b)(iii)).

(C) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to Parent upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(D) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(vi) No adjustment shall be made under this Section 4(b) for any adjustment which is the subject of Section 4(a).

(c) Whenever the Warrant Price is adjusted, Parent shall promptly mail to the Warrant Holder a notice of the adjustment. Parent shall obtain a certificate from Parent’s independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it.

(d) If Parent consummates a Fundamental Transaction, as a condition to consummating any such transaction the Surviving Person shall assume the obligations under the Warrants and issue to each Warrant Holder an assumption agreement. The assumption agreement shall provide (i) that the Warrant Holder may exercise the Warrant for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised such Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (A) was not a constituent person or an affiliate of a constituent person to such transaction, (B) made no election with respect thereto, and (C) was treated alike with the plurality of non-electing holders, and (ii) that the Surviving Person shall succeed to and be substituted to every obligation of Parent in respect of this Warrant. The assumption agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The Surviving Person shall mail to Warrant Holder a notice briefly describing the assumption agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in such assumption agreement.

(e) Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, or shares of Common Stock held in the treasury of Parent, for issuance upon exercise of this Warrant and payment of the exercise price, the full number of shares of Common Stock then deliverable upon the exercise of the entire Warrant or Warrants outstanding, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

(f) After an adjustment to the Warrant Price under this Section 4, any subsequent event requiring an adjustment under this Section 4 shall cause an adjustment to the Warrant Price as so adjusted.

(g) Parent will not be required to issue fractional shares upon exercise of this Warrant or distribute share certificates that evidence fractional shares. In lieu of fractional shares, there shall be paid to the Warrant Holder an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day preceding the Exercise Date. Such payments will be made by check.

(h) If at any time Parent grants Distribution Rights or, without duplication, makes any Distribution on the capital stock, then Parent shall grant, issue, sell or make to each Warrant Holder, the aggregate Distribution

Rights or Distribution, as the case may be, which such Warrant Holder would have acquired if such Warrant Holder had held the maximum number of shares issuable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of capital stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

Section 5.	Ownership.

5.1 Ownership of Warrant. Parent may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than Parent) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 5.

5.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of Parent by Warrant Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of Warrant Holder, if a partial transfer is effected), shall be made and delivered by Parent upon surrender of this Warrant duly endorsed, at the office of Parent referred to in Section 8 hereof, together with a properly executed Assignment (in the form of Exhibit B or Exhibit C attached hereto, as the case may be). Upon receipt by Parent of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, Parent shall make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Warrant Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Warrant Holder shall be sufficient for all purposes of this Section 5, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by Parent upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, Parent shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by Warrant Holder. Warrant Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

Section 6. Notice of Dissolution or Liquidation. In case of any distribution of the assets of Parent in dissolution or liquidation (except under circumstances when Section 4(d) shall be applicable), Parent shall give notice thereof to Warrant Holder hereof and shall make no distribution to stockholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, Warrant Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty (30)-day period shall thereafter become null and void.

Section 7. Notice of Dividends. If the Board of Directors of Parent shall declare any dividend or other distribution on its Common Stock except by way of a stock dividend payable in shares of its Common Stock, Parent shall mail notice thereof to Warrant Holder not less than thirty (30) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution, and Warrant Holder shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 7 shall not apply to distributions made in connection with transactions covered by Section 4.

Section 8. Special Arrangements of Parent. Parent covenants and agrees that during the Term of this Warrant, unless otherwise approved by Warrant Holder, Parent shall not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof.

Section 9. Notices. Any notice or other document required or permitted to be given or delivered to Warrant Holder shall be delivered at, or sent by certified or registered mail to, Warrant Holder at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished to Parent in writing by Warrant Holder. Any notice or other document required or permitted to be given or delivered to Parent shall be delivered at, or sent by certified or registered mail to, Parent at its address for notices set forth in the Purchase Agreement or to such other address as shall have been furnished in writing to Warrant Holder by Parent. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Section 10. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle Warrant Holder to any of the rights of a stockholder of Parent except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Warrant Holder, shall give rise to any liability of Warrant Holder for the Warrant Price hereunder or as a stockholder of Parent, whether such liability is asserted by Parent or by creditors of Parent.

Section 11. Governing Law; Arbitration. This Warrant and the rights and obligations of the parties under this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York). Each of Parent and the Warrant Holder agree that any dispute, controversies or claims (whether in contract, tort or otherwise) arising out of, related to or otherwise by virtue of this Warrant, breach of this Warrant or the transactions contemplated hereby shall be finally settled by arbitration (which shall be the exclusive forum for dispute resolution) as provided in Section 11.12 of the Purchase Agreement.

Section 12. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective successor in interest thereof).

Section 13. Headings. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, Parent has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:	/s/ RENEE F. LANAM
Name:	Renee F. Lanam
Title:	Chief Financial Officer and Secretary

EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase                  Warrant Shares which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith:

[check appropriate box(es)]

❑	makes payment of $ therefor in cash, certified or official bank check or wire transfer of funds;

❑	makes payment of $ therefor through cancellation of indebtedness; or

❑	directs Equinix, Inc., a Delaware Corporation (“Equinix”), to withhold a number of shares of which the aggregate Current Market Value is equal to the Warrant Price in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of Equinix shall be:

The shares are to be issued in certificates of the following denominations:

By:
Name:
Title:

Dated: _____________________

NOTICE

The signature to the foregoing exercise notice must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                      hereby sells, assigns and transfers unto                                          all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                              Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated: _____________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED                                      hereby sells, assigns and transfers unto                                          (i) the rights of the undersigned to purchase          Warrant Shares under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                                               Attorney to transfer said Warrant on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

By:
Name:
Title:

Dated: _____________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.